UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2005

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Numbers)	Identification Nos.)

Five Greenwich Office Park, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 12, 2005, United Rentals announced that it was (i) amending the terms of its previously announced consent solicitations seeking certain amendments to, and waivers of certain defaults under, indentures governing certain series of its securities and (ii) extending the expiration date of the consent solicitations. United Rentals expects that any payments made to security holders pursuant to the consent solicitations will be amortized over the remaining life of the relevant issue of notes or QUIPS securities. Additional information is included in the press release attached hereto as Exhibit 99.1, and the Consent Solicitation Statements and related Consent Forms are attached hereto as Exhibits 99.2 through 99.5.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits
	99.1	Press Release dated September 12, 2005

99.2      Consent Solicitation Statement (Senior Notes, Senior Subordinated Notes, and Convertible Senior Subordinated Notes)

99.3      Consent Form (Senior Notes, Senior Subordinated Notes, and Convertible Senior Subordinated Notes)

99.4	Consent Solicitation Statement (QUIPs)

99.5	Consent Form (QUIPs)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of September, 2005.

UNITED RENTALS, INC.

By: /s/ Alfred P. Colangelo
Name: Alfred P. Colangelo
Title: Vice President, Finance

UNITED RENTALS (NORTH AMERICA), INC.

By: /s/ Alfred P. Colangelo
Name: Alfred P. Colangelo
Title: Vice President, Finance

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